Exhibit 99.2

February 16, 2021

NOTICE OF REDEMPTION OF CERTAIN WARRANTS (CUSIP 776153116)

Dear Public Warrant Holder,

Romeo Power, Inc. (the “Company”) hereby gives notice that it is redeeming, at 5:00 p.m. New York City time on March 18, 2021 (the “Redemption Date”), all of the Company’s outstanding public warrants (the “Public Warrants”) to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), that were issued under the Warrant Agreement, dated February 7, 2019 (the “Warrant Agreement”), by and between the Company and American Stock Transfer & Trust Company, LLC, as warrant agent (the “Warrant Agent”), as part of the units (the “Units”) sold in the Company’s initial public offering (the “IPO”) for a redemption price of $0.01 per Public Warrant (the “Redemption Price”). Each Public Warrant entitles the holder thereof to purchase one share of Common Stock for a purchase price of $11.50 per share, subject to certain adjustments. Any Public Warrants that remain unexercised at 5:00 p.m. New York City time on the Redemption Date will be void and no longer exercisable and their holders will have no rights with respect to those Public Warrants, except to receive the Redemption Price or as otherwise described in this notice for holders who hold their Public Warrants in “street name.” Warrants to purchase Common Stock that were issued under the Warrant Agreement in a private placement simultaneously with the IPO and are still held by the initial holders thereof or their permitted transferees are not subject to this notice of redemption.

The Public Warrants are listed on the New York Stock Exchange under the symbol “RMO.WT” and the Common Stock is listed on the New York Stock Exchange under the symbol “RMO”. On February 12, 2021, the last reported sale price of the Public Warrants was $6.00 and the last reported sale price of the Common Stock was $16.75.

TERMS OF REDEMPTION; CESSATION OF RIGHTS

The rights of the Public Warrant holders to exercise their Public Warrants will terminate immediately prior to 5:00 p.m. New York City time on the Redemption Date. At 5:00 p.m. New York City time on the Redemption Date and thereafter, holders of unexercised Public Warrants will have no rights with respect to those warrants, except to receive the Redemption Price or as otherwise described in this notice for holders who hold their Public Warrants in “street name.” We encourage you to consult with your broker, financial advisor and/or tax advisor to consider whether or not to exercise your Public Warrants. Please note that the act of exercising is VOLUNTARY, meaning that a holder of Public Warrants must instruct its broker to submit its Public Warrants for exercise.

The Company is exercising this right to redeem the Public Warrants pursuant to Article VI of the Warrant Agreement. Pursuant to Section 6.01 of the Warrant Agreement, the Company has the right to redeem all of the outstanding Public Warrants if the last sales price of the Common Stock has been at least $18.00 per share on each of 20 trading days within any 30 trading-day period ending on the third business day prior to the date on which a notice of redemption is given. The last sales price of the Common Stock has been at least $18.00 per share on each of 20 trading days within the 30 trading-day period ending on February 10, 2021 (which is the third business day prior to the date of this redemption notice).

EXERCISE PROCEDURE

Public Warrant holders have until 5:00 p.m. New York City time on the Redemption Date to exercise their Public Warrants to purchase Common Stock. Public Warrants may only be exercised for cash. Each Public Warrant entitles the holder thereof to purchase one share of Common Stock at a cash price of $11.50 per Public Warrant exercised (the “Exercise Price”).

Payment of the exercise funds may be made by wire transfer of immediately available funds.

Those who hold their Public Warrants in “street name” should immediately contact their broker to determine their broker’s procedure for exercising their Public Warrants because the process to exercise is voluntary.

Persons who are holders of record of their Public Warrants may exercise their Public Warrants by sending:

1.	The Warrant Certificate;

2.	A fully and properly completed “Election to Purchase” (a form of which is attached hereto as Annex A), duly executed and indicating, among of things, the number of Public Warrants being exercised; and

3.	The exercise funds via wire transfer,

to the Warrant Agent:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Attention: Felix Orihuela

Telephone: 718-921-8380

Bank Name: JPMorgan Chase

ABA Number: 02100021

Account Number: 530-354616

Account Name: American Stock Transfer & Trust Company, LLC

The method of delivery of the Public Warrants is at the option and risk of the holder, but if mail is used, registered mail properly insured is suggested.

The Warrant Certificate, the fully and properly completed Election to Purchase and the exercise funds must be received by American Stock Transfer & Trust Company, LLC prior to 5:00 p.m. New York City time on the Redemption Date. Subject to the following paragraph, any failure to deliver a fully and properly completed Election to Purchase before such time will result in such holder’s Public Warrants being redeemed at the Redemption Price of $0.01 per Public Warrant and not exercised.

For holders of Public Warrants who hold their warrants in “street name,” provided that a Notice of Guaranteed Delivery and the exercise funds are received by the Warrant Agent prior to 5:00 p.m. New York City time on the Redemption Date, broker-dealers shall have two business days from the Redemption Date, or 5:00 p.m. New York City time on March 22, 2021, to deliver the Public Warrants to the Warrant Agent. Any such Public Warrant received without the Election to Purchase or the Notice of Guaranteed Delivery having been duly executed and fully and properly completed or the exercise funds being submitted will be deemed to have been delivered for redemption (at $0.01 per Public Warrant), and not for exercise.

PROSPECTUS

A prospectus covering the Common Stock issuable upon the exercise of the Public Warrants is included in a registration statement filed with, and declared effective by, the Securities and Exchange Commission (Registration No. 333-252190). The Securities and Exchange Commission also maintains an Internet website that contains a copy of this prospectus. The address of this site is www.sec.gov. Alternatively, to obtain a copy of the prospectus (and the supplements thereto), please visit our investor relations website at investors.romeopower.com.

REDEMPTION PROCEDURE

Payment of the Redemption Price will be made by the Company upon presentation and surrender of a Public Warrant for payment after 5:00 p.m. New York City time on the Redemption Date. Those who hold their shares in “street name” should contact their broker to determine their broker’s procedure for redeeming their Public Warrants.

*****

Any questions you may have about redemption and exercising your Public Warrants may be directed to the Warrant Agent at its address and telephone number set forth above.

Sincerely,

Romeo Power, Inc.

/s/ Lauren Webb
Name: Lauren Webb
Chief Financial Officer

[Signature page to the Notice of Redemption]

Annex A

Election to Purchase

(To Be Executed Upon Exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive ______________ shares of Common Stock and herewith tenders payment for such shares of Common Stock to the order of Romeo Power, Inc. (f/k/a RMG Acquisition Corp.) (the “Company”) in the amount of $______________ in accordance with the terms hereof. The undersigned requests that a certificate for such shares of Common Stock be registered in the name of ______________, whose address is _________________________ and that such shares of Common Stock be delivered to ____________, whose address is _________________________.

If said number of shares of Common Stock is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Common Stock be registered in the name of ______________, whose address is _________________________, and that such Warrant Certificate be delivered to ______________, whose address is _________________________.

Date: ___________________, 2021

(Name)

(Signature)

(Address)

(Tax Identification Number)

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 (OR ANY SUCCESSOR RULE)).